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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT JULY 11, 2001
                          ----------------------------
                       (Date of Earliest Event of Report)

                   DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

       000-29211                                           65-0847852
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(Commission File Number)                       (IRS Employer Identification No.)

           1601 Westpark Drive, Suite 4C, Little Rock, Arkansas 72204
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (501) 661-9100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

             19955 NE 38Th Court, Unit 601, Aventura, Florida 33180
             ------------------------------------------------------
                 (Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant
                  Not Applicable

Item 2.  Acquisition or Disposition of Assets
                  Not Applicable

Item 3.  Bankruptcy or Receivership
                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant
                  Not Applicable


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Item 5. Other Events

        On July 11, 2001, David A. Collins resigned his position as Chairman of the Board of Directors and Chief Executive Officer, effective immediately.

        On July 11, 2001, the Company entered into a Consulting Agreement with DAC Investment & Consultant Corp., a company wholly owned by David A. Collins, the Company's former Chairman and Chief Executive Officer. The Consulting Agreement provides for the furnishing of sales, marketing and product development services by DAC Investment & Consultant Corp. and its key employee David A. Collins. The term of the Agreement is three years with automatic successive renewal terms of one year unless ninety
        (90) day written notice of non-renewal is provided.

        The Company will pay an annual fee of $150,000.00 in equal semimonthly installments. In addition to the semimonthly fees, the Company agreed to make commission payments equal to three (3)% of any increase in sales as compared on a quarterly basis to the comparable of the previous year for certain customers of the Company.

        Upon receipt of the resignation of David A. Collins, the Company appointed James R. Pledger, Chairman and Chief Executive Officer.

Item 6. Resignation of Registrant's Director
        Not Applicable

Item 7 Financial Statements and Exhibits

        Exhibit 17 - Letter of Resignation of David A. Collins, Dated July 11, 2001

Item 8 Change in Fiscal Year
       Not Applicable




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DAC Technologies Group International, Inc.

Dated:   July 12, 2001               By: /s/ James R. Pledger
                                         ---------------------------------------
                                         James R. Pledger,
                                         Chief Executive Officer






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